UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

HOOKIPA PHARMA INC.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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HOOKIPA PHARMA INC. 350 FIFTH AVENUE, SUITE 7240 NEW YORK, NY 10118 Your Vote Counts! HOOKIPA PHARMA INC. 2021 Annual Meeting Vote by May 31, 2021 11:59 PM ET 1 OF 322,224 148,294 P.O. Box 123456 Suite 500 51 Mercedes Way Edgewood, NY 11717 2 FLASHID-JOB# You invested in HOOKIPA PHARMA INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 01, 2021. Get informed before you vote View the Notice & Proxy Statement, Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 18, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # XXXX XXXX XXXX XXXX Smartphone users Point your camera here and vote without entering a control number Virtually at: Vote Virtually at the Meeting* June 01, 2021 9:00 AM EDT www.virtualshareholdermeeting.com/HOOK2021 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com Control # XXXX XXXX XXXX XXXX THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. SHARE CLASSES REPRESENTED FOR VOTING THE COMPANY NAME INC. - CLASS A 123456789.1234 THE COMPANY NAME INC. - CLASS B 123456789.1234 THE COMPANY NAME INC. - CLASS C 123456789.1234 THE COMPANY NAME INC. - CLASS D 123456789.1234 THE COMPANY NAME INC. - CLASS E 123456789.1234 THE COMPANY NAME INC. - CLASS F 123456789.1234 THE COMPANY NAME INC. - 401 K 123456789.1234 Voting Items Board Recommends Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. FLASHID-JOB#